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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):   April 30, 2001



                           ASTEA INTERNATIONAL INC.
                           ------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                        0-26330                23-2119058
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number          Identification No.)


                           455 Business Center Drive
                          Horsham, Pennsylvania  19044
                    (Address of principal executive offices)


                                (215) 682-2500
             (Registrant's telephone number, including area code)
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Item 5.  Other Events.

     On April 30, 2001, we received a letter from The Nasdaq Stock Market, Inc. notifying us that a Nasdaq Listing Qualifications Panel had determined to continue the listing of our common stock on The Nasdaq National Market. We issued a press release on May 4, 2001, announcing our receipt of the letter from The Nasdaq Stock Market, Inc. The press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

               Exhibit 99.1  Press release, dated  May 4, 2001
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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ASTEA INTERNATIONAL INC.


Date:  May 5, 2001                   By:  /s/ Zack B. Bergreen
                                          ----------------------------
                                          Zack B. Bergreen
                                          President and Chief Executive Officer
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                                 EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99.1        Press Release, Dated May 4, 2001